UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2026

NUTEX HEALTH INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41346	11-3363609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1776 Yorktown Street, Suite 700, Houston, Texas 77056
(Address of principal executive offices) (zip code)

(713) 660-0557
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NUTX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On August 11, 2026, the Fifth Circuit Court of Appeals issued an en banc decision in Texas Medical Association v. HHS, No. 23-40605, vacating key portions of the July 2021 interim final rule (July 2021 Rule) promulgated by the Departments of Health and Human Services, Labor, and Treasury (Departments). The vacated provisions had allowed the inclusion of “ghost rates” and excluded bonus and incentive payments from the calculation of the Qualifying Payment Amount (QPA) under the No Surprises Act (NSA). A majority of the en banc court ruled that insurers may not include so-called “ghost rates” in their QPA calculations and must include bonus and incentive payments.
Under the NSA, insurers and healthcare providers (such as Nutex Health Inc.) must negotiate reimbursement rates via a process that centers on the QPA, and if the parties cannot reach an agreement, they may submit the dispute to an independent resolution (IDR) arbitration process. The QPA, as described by the court, is the median of the total maximum rates in an insurer’s contract for an item or service that a provider provides and furnishes, sorted by specialty and geographic region. The NSA authorized the Departments to refine the methods used to calculate the QPA via rulemaking.
The court upheld the district court’s vacatur of the July 2021 Rule, which had allowed the inclusion of all rates appearing on the face of the insurer’s contract, including non-negotiated placeholder rates for services a doctor never actually performs. The inclusion of such “ghost rates” artificially suppressed the resulting QPA and, according to the court, resulted in IDR arbitration results exceeding the QPA in 85% of arbitrations.
Further, the court held that the July 2021 Rule, which required insurers to exclude risk sharing, bonus, penalty, or other incentive-based or retrospective payments or payment adjustments, contravenes the plain text of the NSA and artificially deflates the QPA.
In accordance with the Administrative Procedure Act the court upheld the district court’s vacatur of the July 2021 rule, directing the Departments to exercise their enforcement discretion to allow insurers to continue using their existing QPAs until new QPAs are calculated in accordance with new rules promulgated by the Departments consistent with the NSA.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 13, 2026	NUTEX HEALTH INC.

	By:	/s/ Jon C. Bates
Jon C. Bates Chief Financial Officer